UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2013

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

16139 Wyandotte Street, Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 9, 2013, Trio Tech International (the “Registrant”) held its 2013 Annual Meeting of Shareholders. At the meeting, the Registrant’s shareholders voted on (1) the election of directors, (2) an advisory resolution on the compensation of the Registrant’s named executive officers, (3) an advisory resolution on the frequency of the advisory vote on the compensation of the Registrant’s named executive officers and (4) an amendment to the Registrant’s 2007 Directors Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 400,000 shares to 500,000 shares. The voting results on these proposals were as follows:

Proposal 1. Election of Directors.

Nominee	Votes For	Withheld	Broker Non-Votes
Jason T. Adelman	2,060,329	287	0
Richard M. Horowitz	2,060,329	287	0
A. Charles Wilson	1,851,542	209,074	0
S.W. Yong	1,852,745	207,871	0
Victor Ting	1,851,996	208,620	0

Proposal 2. Advisory vote on the compensation of named executive officers.

Votes For	Withheld	Abstentions	Broker Non-Votes
2,010,172	42,604	7,840	0

Proposal 3. Advisory resolution on the frequency of advisory vote on the compensation of named executive officers.

Every One Year	Every Two Years	Every Three Years	Abstentions
604,403	1,630	1,421,180	33,403

Proposal 4. Amendment to 2007 Directors Equity Incentive Plan.

Votes For	Withheld	Abstentions	Broker Non-Votes
1,991,493	54,954	14,169	0

Item 8.01 Other Events.

At the 2013 Annual Meeting of Shareholders, a majority of the Registrant’s outstanding shares of common stock that voted on the matter were voted in favor of conducting future advisory votes on executive compensation on an “every three years” basis. The Registrant’s Board of Directors had recommended in the proxy statement for the 2013 Annual Meeting a vote for the “every three years” option. The Registrant’s Board of Directors had made such recommendation based on its conclusion that an advisory vote at such frequency would provide the Registrant’s shareholders with sufficient time to evaluate the effectiveness of its overall compensation philosophy, policies and practices in the context of the Registrant’s long-term business results, while avoiding more emphasis on short term variations in compensation and business results.  Therefore, the Registrant’s Board of Directors has decided to conduct future advisory votes on executive compensation on an “every three years” basis until at least the next vote by the Registrant’s shareholders on the frequency of such votes, which will be no later than the Registrant’s 2016 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Amendment to 2007 Directors Equity Incentive Plan (incorporated by reference to Exhibit B to the Registrant’s Proxy Statement for its Annual Meeting of Shareholders held December 9, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           December 12, 2013

TRIO-TECH INTERNATIONAL

By:      /s/ VICTOR H.M. TING
                                                                  Name:  Victor H.M. Ting,
Title: Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1           Amendment to 2007 Directors Equity Incentive Plan  (incorporated by reference to Exhibit B to the Registrant’s Proxy Statement for its Annual Meeting of Shareholders held December 9, 2013).